UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2017
Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01
Entry into a Material Definitive Agreement

On June 28, 2017, Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), entered into a Fifth Amendment to Loan Agreement (“Credit Facility 5th Amendment”) with MUFG Union Bank, N.A., formerly Union Bank, N.A. (“Union Bank”), amending the Company’s existing Loan Agreement with Union Bank initially entered into on February 26, 2013, as amended on September 10, 2013, January 13, 2014, May 20, 2015 and June 1, 2016 (the existing Loan Agreement, as amended to date, is referred to herein collectively as the “Credit Facility Agreement”). The Credit Facility 5th Amendment amends (i) Section 1.1.1 of the Credit Facility Agreement to extend the maturity date of the Revolving Loan under the Credit Facility Agreement from April 30, 2018 to January 5, 2021; and (ii) Section 1.1.1.1 of the Credit Facility Agreement to extend the maturity date of the Standby L/C Sublimit under the Revolving Loan from April 30, 2019 to January 5, 2022. The Revolving Loan is evidenced by a Commercial Promissory Note dated as of June 28, 2017 (“Revolving Loan Note”).

Borrowings under the Revolving Loan will bear interest at either: (i) the LIBOR plus 2.5%; or (ii) the bank’s Reference Rate (prime rate) minus 0.5%, at the option of the Company. Interest under the Revolving Loan adjusts: (i) at the end of each LIBOR rate period (1, 2, 3, 6 or 12 months terms) selected by the Company, if the LIBOR rate is selected; or (ii) with changes in Union Bank’s Reference Rate, if the Reference Rate is selected. Borrowings under the Revolving Loan are secured by a first priority security interest on all of the Company’s personal property (including, but not limited to, accounts receivable) and proceeds thereof. Borrowings under the Revolving Loan may be used as a source to finance working capital, capital expenditures, acquisitions and stock buybacks and for other general corporate purposes. As of June 1, 2017, there was $8.0 million in borrowings outstanding under the Revolving Loan.

The foregoing description of the Credit Facility Agreement, Credit Facility 5th Amendment, Revolving Loan Note and related documents is not complete and is qualified in its entirety by reference to (i) Loan Agreement dated as of February 26, 2013 by and between Autobytel Inc., a Delaware corporation, and Union Bank, N.A., a national banking association, as amended by First Amendment to Loan Agreement dated as of September 10, 2013, Second Amendment to Loan Agreement dated as of January 13, 2014, Security Agreement dated January 13, 2014, Commercial Promissory Note dated January 13, 2014 ($9,000,000 Term Loan), and Commercial Promissory Note dated January 13, 2014 ($8,000,000 Revolving Loan), which are incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K as filed with the SEC on January 17, 2014 (SEC File No. 001-34761);(ii) the Third Amendment to the Credit Facility Agreement, the Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan) and the Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan), which is incorporated herein by reference to Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on May 27, 2015 (SEC File No. 001-34761); (iii) the Fourth Amendment to the Credit Facility Agreement dated June 1, 2016 ($8,000,000 Revolving Loan), which is incorporated herein by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016 (SEC File No. 001-34761); and (iv) the Fifth Amendment to Credit Facility Agreement and the Revolving Loan Note, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

10.1
Loan Agreement dated as of February 26, 2013 by and between Autobytel Inc., a Delaware corporation, and Union Bank, N.A., a national banking association, as amended by First Amendment to Loan Agreement dated as of September 10, 2013, Second Amendment to Loan Agreement dated as of January 13, 2014, Security Agreement dated January 13, 2014, Commercial Promissory Note dated January 13, 2014 ($9,000,000 Term Loan), and Commercial Promissory Note dated January 13, 2014 ($8,000,000 Revolving Loan), which are incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K as filed with the SEC on January 17, 2014 (SEC File No. 001-34761); and amended by Third Amendment to Loan Agreement dated as of May 20, 2015, Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan), and Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan), which are incorporated herein by reference to Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on May 27, 2015 (SEC File No. 001-34761); and amended by Fourth Amendment to Loan Agreement dated as of June 1, 2016, incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016 (SEC File No. 001-34761)

10.2
Fifth Amendment to Loan Agreement dated as of June 28, 2017

10.3
Commercial Promissory Note dated June 28, 2017 ($8,000,000 Revolving Loan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2017
AUTOBYTEL INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1
Loan Agreement dated as of February 26, 2013 by and between Autobytel Inc., a Delaware corporation, and Union Bank, N.A., a national banking association, as amended by First Amendment to Loan Agreement dated as of September 10, 2013, Second Amendment to Loan Agreement dated as of January 13, 2014, Security Agreement dated January 13, 2014, Commercial Promissory Note dated January 13, 2014 ($9,000,000 Term Loan), and Commercial Promissory Note dated January 13, 2014 ($8,000,000 Revolving Loan), which are incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K as filed with the SEC on January 17, 2014 (SEC File No. 001-34761); and amended by Third Amendment to Loan Agreement dated as of May 20, 2015, Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan), and Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan), which are incorporated herein by reference to Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on May 27, 2015 (SEC File No. 001-34761); and amended by Fourth Amendment to Loan Agreement dated as of June 1, 2016, incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016 (SEC File No. 001-34761)

10.2	Fifth Amendment to Loan Agreement dated as of June 28, 2017
10.3	Commercial Promissory Note dated June 28, 2017 ($8,000,000 Revolving Loan)